UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2025

ABBVIE INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35565	32-0375147
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 North Waukegan Road

North Chicago, Illinois 60064-6400

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (847) 932-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	ABBV	New York Stock Exchange
NYSE Texas
0.750% Senior Notes due 2027	ABBV27	New York Stock Exchange
2.125% Senior Notes due 2028	ABBV28	New York Stock Exchange
2.625% Senior Notes due 2028	ABBV28B	New York Stock Exchange
2.125% Senior Notes due 2029	ABBV29	New York Stock Exchange
1.250% Senior Notes due 2031	ABBV31	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 9, 2025, AbbVie Inc. (“AbbVie”) expanded the size of its Board of Directors (the “Board”) from fourteen directors to fifteen directors and appointed Thomas J. Falk as a Class III director. Mr. Falk was previously the Chairman and Chief Executive Officer of Kimberly-Clark Corporation. Mr. Falk has been appointed to the Audit Committee. The Board affirmatively determined that Mr. Falk is an “independent director” under each of the standards set forth in section 303A.02 of the New York Stock Exchange Listed Company Manual and AbbVie’s governance guidelines and director independence guidelines. Mr. Falk will be entitled to compensation as an independent director as disclosed in Exhibit 10.5 to AbbVie’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025. The Board also determined that the size of the Board will decrease from fifteen directors to thirteen directors upon the retirement of Richard A. Gonzalez and Glenn F. Tilton from the Board, effective July 1, 2025.

On February 14, 2025, AbbVie filed a Form 8-K to announce that the Board elected Robert A. Michael to succeed Mr. Gonzalez as the Company’s Chairman, effective July 1, 2025.  On May 8, 2025, the Compensation Committee approved a change to Mr. Michael’s compensation in recognition of his new responsibilities as Chairman.  Mr. Michael’s annual bonus target for 2025 will be 165% of his base salary.

Item 5.07	Submission of Matters to a Vote of Security Holders.

AbbVie held its 2025 Annual Meeting of Stockholders on May 9, 2025. The following is a summary of the matters voted on at that meeting.

(1)	The stockholders elected AbbVie’s Class I directors with terms expiring in 2028, as follows:

Name	For	Against	Abstain	Broker Non-Votes
William H.L. Burnside	1,219,911,544	63,608,245	2,130,012	242,314,197
Thomas C. Freyman	1,208,501,938	75,272,385	1,875,478	242,314,197
Brett J. Hart	1,246,674,074	35,896,110	3,079,617	242,314,197
Edward J. Rapp	1,214,370,997	69,034,921	2,243,883	242,314,197

(2)	The stockholders ratified the appointment of Ernst & Young LLP as AbbVie’s independent registered public accounting firm for 2025, as follows:

For	Against	Abstain
1,498,390,498	27,184,089	2,389,411

(3)	The stockholders approved, on an advisory basis, the compensation of AbbVie’s named executive officers, as follows:

For	Against	Abstain	Broker Non-Votes
1,196,778,926	78,389,723	10,481,152	242,314,197

(4)	The stockholders did not approve the management proposal regarding amendment of the certificate of incorporation to eliminate supermajority voting, as follows:

For	Against	Abstain	Broker Non-Votes
1,268,655,240	13,317,523	3,677,038	242,314,197

(5)	The stockholders did not approve a stockholder proposal to implement simple majority voting, as follows:

For	Against	Abstain	Broker Non-Votes
629,404,864	646,785,440	9,459,497	242,314,197

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ABBVIE INC.

Date:	May 12, 2025	By:	/s/ Perry C. Siatis
Perry C. Siatis
Executive Vice President, General Counsel and Secretary